EXHIBIT 10.10
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                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT made as June 4, 2002, by and between Jon R. Latorella, a Massachusetts resident ("Latorella"), and Gemstone Investment Company, Inc. ("Secured Party").

         IN CONSIDERATION OF A LOAN TO BE MADE BY THE SECURED PARTY IN FAVOR OF LOCATEPLUS HOLDINGS CORPORATION (THE "BORROWER"), OF WHICH LATORELLA HOLDS A MAJORITY OF THE VOTING CAPITAL STOCK, AND FOR OTHER CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, ALL AS PROVIDED IN A CERTAIN LOAN AGREEMENT OF EVEN DATE HEREWITH (ANY SUCH AGREEMENT OR NOTE IN EFFECT FROM TIME TO TIME BEING HEREINAFTER REFERRED TO AS THE "LOAN AGREEMENT"), IT IS HEREBY AGREED AS FOLLOWS:

         SECTION 1. GRANT OF SECURITY INTEREST. As security for all obligations of the Borrower to the Secured Party described in Section 2 below, Latorella hereby delivers and pledges to the Secured Party, and grants to the Secured Party a security interest in and lien on 5,000,000 shares of Latorella's Class A Voting Common Stock, par value $.01 (the "Class A Shares"), together with all dividends, interest, distributions, accessions, additions and substitutions therefor, thereto or thereon and the proceeds and products of all the foregoing (collectively, the "Collateral"). All stock certificates included in the Collateral have been duly endorsed or are or will be accompanied by stock powers duly executed in blank by Latorella as the registered owner of such stock certificates.

         SECTION 2. OBLIGATIONS SECURED. The Collateral from time to time held hereunder shall secure the payment and performance of all liabilities and obligations of Borrower to Secured Party, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, due or to become due, primary or secondary, now existing or hereafter arising or acquired, whether or not arising under this Agreement or evidenced by any writing, including the obligations of the Borrower under the Loan Agreement (collectively, the "Obligations").

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Latorella hereby represents and warrants to the Secured Party that:

                  (A) Latorella is the legal and beneficial owner of and has good title to all of the Collateral, free and clear of any claim, mortgage, pledge, lien, security interest or other encumbrance of any nature whatsoever, except to or in favor of the Secured Party hereunder; and

                  (B) As to any Collateral consisting of shares of stock (the "Pledged Shares"), Latorella is the record owner thereof, and all of such shares have been duly and validly issued and are fully paid and non-assessable and any such registered bonds have been duly and validly issued.

         SECTION 4. ISSUANCE OR SALE OF COLLATERAL. Latorella hereby covenants and agrees that, except as consented to by the Secured Party in writing, Latorella will not directly or indirectly sell, assign, pledge or otherwise encumber or dispose of the Collateral or any interest therein; and

         SECTION 5. VOTING RIGHTS OF LATORELLA. Provided that no Event of
Default (as defined in Section 3 of the Loan Agreement) shall have occurred and be continuing, for so long as Latorella shall be the record owner of the Collateral, he shall be entitled, to
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the extent permitted by applicable law, to exercise voting power with respect to any Pledged Shares; PROVIDED, HOWEVER, that in no event shall he exercise such voting power in any manner contrary to or inconsistent with the terms hereof or with the terms of the Loan Agreement.

         SECTION 6. DISTRIBUTION ON LIQUIDATION, STOCK DIVIDENDS, ETC. In the event that the Secured Party is dissolved, wound up, liquidated or reorganized, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment by Secured Party for the benefit of creditors, any sum to be paid or any property to be distributed upon or with respect to any Collateral shall be paid over to the Secured Party to be held by it as collateral security for the Obligations. In the event that any stock dividend shall be declared on any of the Collateral, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of such stock, or any property of any kind shall be distributed upon or with respect to any of such stock pursuant to any recapitalization, reclassification, merger, consolidation, or reorganization of the capital of the issuing corporation, the shares or other property so distributed shall be delivered to the Secured Party, to be held by the Secured Party as part of the Collateral.

         SECTION 7. DIVIDENDS, VOTING RIGHTS, ETC. ON DEFAULT. If an Event of Default shall occur and be continuing, the Secured Party, for so long as said Event of Default shall continue to exist, shall be entitled to receive and retain as collateral security for the Obligations any and all dividends and other distributions at any time and from time to time declared upon or paid with respect to any of the Collateral and to exercise any and all voting rights and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if the Secured Party were the absolute owner thereof, including, without limitation, the right to exchange, at the discretion of the Secured Party any and all of the Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuing corporation, and upon the exercise of any such right, privilege or option pertaining to the Collateral, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received by the Secured Party; PROVIDED, HOWEVER, that the Secured Party shall have no duty to Latorella to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure or delay with respect to the exercise of any such rights, privileges or options.

         SECTION 8. DEFAULT. If an Event of Default shall occur, then, upon the occurrence of any such Event of Default or at any time or times thereafter, unless such Event of Default shall have been waived in writing by the Secured Party, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts and shall have full power and authority to sell or otherwise dispose of the Collateral or any part thereof, and to vote the Pledged Shares with respect to any and all matters. Any such sale or other disposition, subject to the provisions of applicable law, may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Secured Party may determine. Except as required by law, such sale or other disposition may be made without advertisement or notice of any kind or to any person. Where reasonable notification of the time or place of such sale or other disposition is required by law, such requirement shall have been met if such notice is telegraphed, cabled or mailed, postage prepaid, at least five days before the time of such sale or other disposition to each person

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entitled thereto at each such person's address (which in the case of Latorella is as specified in Section 15 below). The Secured Party or any other holder of the Obligations may buy any or all Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption any similar rights being hereby expressly waived and released by Latorella to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, Latorella shall execute, as necessary, all applications or other instruments as may be required. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable attorneys' fees) and all other charges due with respect to the Collateral (including any charges of the type described in Section 10 below), the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations in such order of priorities as is determined at the time by the Secured Party except as otherwise required by law or directed by any court purporting to have jurisdiction thereof, and any surplus shall be returned to Latorella, except as otherwise provided by law. Latorella shall be liable for any deficiency.

LATORELLA RECOGNIZES IT MAY NOT BE POSSIBLE OR FEASIBLE FOR SECURED PARTY TO EFFECT A PUBLIC SALE OF ALL OR A PART OF THE COLLATERAL BY REASON OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND THAT SECURED PARTY MAY BE COMPELLED TO RESORT TO ONE OR MORE PRIVATE SALES TO A RESTRICTED GROUP OF PURCHASERS WHO WILL BE OBLIGED TO AGREE, AMONG OTHER THINGS, TO ACQUIRE SUCH COLLATERAL FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF. LATORELLA AGREES THAT PRIVATE SALES SO MADE MAY BE AT A PRICE AND ON OTHER TERMS LESS FAVORABLE TO THE SELLER THAN IF SUCH COLLATERAL WERE SOLD AT PUBLIC SALES, AND THAT THE SECURED PARTY HAS NO OBLIGATION TO DELAY THE SALE OF ANY SUCH COLLATERAL FOR THE PERIOD OF TIME NECESSARY TO PERMIT THE SAME TO BE REGISTERED FOR PUBLIC SALE UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. LATORELLA FURTHER AGREES THAT SALES MADE UNDER THE FOREGOING CIRCUMSTANCES SHALL NOT BE DEEMED TO HAVE BEEN MADE IN A COMMERCIALLY UNREASONABLE MANNER BY VIRTUE OF ANY SALE BEING MADE ON TERMS LESS FAVORABLE TO THE SELLER THAN A PUBLIC SALE DUE TO THE PRIVATE NATURE OF THE SALE. Subject to the foregoing, the Secured Party agrees that any sale of the Collateral made by the Secured Party shall be made in a commercially reasonable manner.

         SECTION 9. TRANSFER OF PLEDGED STOCK AND OTHER COLLATERAL. Latorella hereby irrevocably appoints the Secured Party as agent of Latorella to arrange for any and all transfers of the Collateral as the Secured Party may from time to time deem advisable to assist the Secured Party in obtaining the benefit of the Secured Party's security interest therein, including, but not limited to, the transfer of the Collateral into the name of the Secured Party or its nominee at any time, the foregoing appointment being deemed a power coupled with an interest.

         SECTION 10. PAYMENT OF TAXES, CHARGES, ETC. The Secured Party, at its option, may discharge any taxes, charges, assessments, security interests, liens or other encumbrances upon the Collateral and otherwise take such actions and incur or pay such expenses as Secured Party deems necessary or advisable to protect the value of the Collateral. Any such expenditures incurred by the Secured Party shall bear interest at a rate per annum which shall at all times be equal to the 10% per annum from the date incurred to the date of payment, and shall be secured by the Collateral.

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         SECTION 11. DUTIES WITH RESPECT TO COLLATERAL. The Secured Party shall have no duty to Latorella with respect to the Collateral other than the duty to use reasonable care in the safe custody of any Collateral in its possession. Without limiting the generality of the foregoing, the Secured Party, although it may do so at its option, shall be under no obligation to Latorella to take any steps necessary to preserve rights in the Collateral against other parties.

         SECTION 12. SECURED PARTY'S RIGHTS AND REMEDIES NOT EXCLUSIVE. All of the Secured Party's rights and remedies on the Obligations or the Collateral, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently, and nothing herein shall be deemed to limit in any way any rights the Secured Party might otherwise have under any other instrumentor by law, including, without limiting the generality thereof, the right to negotiate any note or other instrument together with any collateral specifically described therein.

         SECTION 13. WAIVERS BY LATORELLA. Latorella (A) waives presentment, notice, protest, notice of acceptance of this Agreement, notice of any loans made, extensions granted, collateral received or delivered or other action taken in reliance hereon and all demands and notices of every kind in connection with the delivery, acceptance, performance, default or enforcement of this Agreement, the Collateral or the Obligations, including without limitation any and all rights to judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, (B) assents to any one or more renewals, extensions or postponements of the time of payment of any of the Obligations or any other indulgence with respect thereto, to any acquisition, substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon, to the acceptance of partial payment and the settlement, compromise, adjustment or discharge of any thereof, all in such manner and at such time or times as Secured Party may deem advisable, (C) agrees to the provisions of any instrument, security or other writing evidencing any of the Obligations, and (D) shall not assert any right arising from the discharge of any of the Obligations through realization upon Collateral or from other payment or performance hereunder until all of the Obligations shall have been paid, performed and fulfilled.

         SECTION 14. TERMINATION. The Obligations of Latorella under this Agreement shall continue regardless of any reduction or increase in the Obligations until all Collateral has been either applied thereto or returned to Latorella. The Secured Party shall, upon written request therefor by Latorella, return the Collateral to Latorella at any time after the payment in full of all Obligations.

         SECTION 15. NOTICES. All notices and other communications hereunder shall be deemed to have been sufficiently given when mailed, postage prepaid by certified or registered mail, return receipt requested,

         if to the Secured Party, to:   [_____________________]

         if to Latorella, to:           Jon R. Latorella
                                        c/o LocatePLUS Holdings Corporation
                                        100 Cummings Center
                                        Suite 235M
                                        Beverly, Massachusetts 01915



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or at such other address as the party to whom such notice or demand is directed may have designated in writing to the other party hereto in the manner provided above.

         SECTION 16. RIGHTS, AMENDMENTS AND WAIVERS. No course of dealing between Latorella and the Secured Party, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations. No amendment, modification, consent or waiver of any provision of this Agreement or of any of the rights of Secured Party hereunder or with respect to the Obligations or the Collateral shall be effective unless in a writing executed by Secured Party, and then such amendment, modification, consent or waiver shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Latorella in any case shall entitle Latorella to any other or further notice or demand in similar or other circumstances, or constitute a waiver of any right of Secured Party to take action without notice or demand. To the extent permitted by applicable law, Latorella waives its right to trial by jury with respect to this Agreement and all rights to require Secured Party to elect among any of its remedies with respect to this Agreement or any other collateral for or sources of payment of the Obligations.

         SECTION 17. CONSENT TO JURISDICTION; GOVERNING LAW; MISCELLANEOUS. Latorella hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of Latorella's obligations under or with respect to this Agreement, expressly waives any and all objections it may have as to venue in any of such courts, and agrees that service of process may be made by mailing a copy of the summons to Latorella at its address as set forth in Section 15 of this Agreement. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. The provisions of this Agreement are severable, however, and if any of the provisions of this Agreement shall be held by any court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof or, to the extent not invalidated, the effect of aid unenforceable provisions in other jurisdictions. This Agreement shall take effect as a sealed instrument and inure to the benefit of the Secured Party and its successors and assigns and shall be binding upon Latorella and the heirs, executors, administrators, other legal representatives, successors and assigns of Latorella. This Agreement and all the rights and remedies of the Secured Party and Latorella shall be determined as to their validity, construction, effect and enforcement by the laws of the Commonwealth of Massachusetts, notwithstanding Massachusetts' choice of law rules to the contrary.


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IN WITNESS WHEREOF, Latorella has caused this Pledge Agreement to be duly executed as of the date first set forth above.




                                               /s/ Jon R. Latorella
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                                               Jon R. Latorella, individually


     ACCEPTED:

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